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(First Union Logo appears on left side of page)

                           Interest Rate Swap



Date:     May 31, 1995

To:  Mr. Franklin N. Saxon
Culp, Inc.
101 South Main Street
7th Floor
High Point, NC 27261-2686
Phone: 910-888-6266  Fax: 910-887-7089

     From:     First Union National Bank of North Carolina

     Subject:  Interest Rate Swap

     Ref. No.  9606/10281


Dear Mr. Saxon:

         The purpose of this letter agreement is to set forth the terms and conditions of the Interest Rate Swap Transaction entered into between Culp, Inc. ("Counterparty") and First Union National Bank of North Carolina ("First Union") on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

        1. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers
Association,  Inc.)   (the "Definitions"), are incorporated into this
Confirmation.    In  the event of any inconsistency between those
definitions and the provisions and this Confirmation, this Confirmation will govern.

        If you and we are parties to a Master Agreement that sets forth the general terms and conditions applicable to Swap Transactions between us (a "Swap Agreement"), this Confirmation supplements, forms a part of, and is subject to, such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will supplement, form a part of, and be subject to, a Swap Agreement upon its execution by you and us. All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation
except as expressly modified below.    In addition, if a Swap Agreement
has not been executed, this Confirmation will itself evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

          Each party is hereby advised, and each such party acknowledges, that the other party has engaged in ( or refrained from engaging in) substantial financial transactions and has taken other

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material  actions  in  reliance  upon the parties' entry into the Swap
Transaction to which this Confirmation relates on the terms and conditions set forth below.


          If on any Calculation Date (or if, for any Calculation period, as applicable), (a) the product of the Fixed Rate and the Fixed Rate Day Count Fraction exceeds the product of the Floating Rate (plus or minus the Spread, if applicable) and the Floating Rate Day Count Fraction, the Fixed Rate Payer shall pay the Floating Rate Payer, on the relevant Payment Date, an amount equal to such excess multiplied by the Notional amount, (b) the product of the Floating Rate (plus or minus the spread if applicable) and the Floating Rate Day Count Fraction exceeds the product of the Fixed Rate and the Fixed Rate Day Count Fraction, the Floating Rate Payer shall pay the Fixed Rate Payer, on the relevant Payment Date, an amount equal to such excess multiplied by the Notional Amount, or (c) the product of the Fixed Rate and the Fixed Rate Day Count Fraction is equal to the product of the Floating Rate (plus or minus the Spread, if applicable) and the Floating Rate Day Count Fraction, no amount shall be due by either side on the relevant Payment Date. Each party's obligation to make payment of any amount which would otherwise by due hereunder on a Payment Date shall be automatically satisfied and discharged by payment of the net amount due on such Payment Date, determined in the foregoing manner.


          This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provisions contained in the Swap
Agreement.


       2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


Transaction Type:                  Interest Rate Swap

Trade Date:                        May 30, 1995

Effective Date:                    June 1, 1995

Termination  Date:                 June 3, 2002, subject to
                                   adjustment in
                                   accordance with the Modified
                                   Following Business
                                   Day Convention

Notional Amount:                   USD 5,000,000.00


                                 -2-

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Fixed Amounts:

Fixed Rate Payer:                       Counterparty

Fixed Rate Payer Payment Dates:         Monthly on the 1st day of
                                        each month, starting
                                        June 3, 2002, through and
                                        including the
                                        Termination Date, subject to
                                        the Modified
                                        Following Business Day
                                        Convention.

Fixed Rate:                             6.85%

Fixed Rate Day
Count Fraction:                         ACT/360

Floating Amounts:

Floating Rate Payer:                    First Union

Floating Rate Payer Payment Dates:      Monthly on the 1st day of
                                        each month, starting
                                        July 1, 1995, through and
                                        including the
                                        Termination Date, subject to
                                        the Modified
                                        Following Business Day
                                        Convention.

Floating Rate for Initial
Calculation Period:                     6.0625%

Floating Rate Option:                   USD-LIBOR-BBA

Designated Maturity:                    1 Month


Spread:                                 0.50%

Floating Rate Day
Count Fraction:                         ACT/360

Reset Dates:                            Monthly on the 1st day of
                                        each month, starting
                                        July 1, 1995, through and
                                        including May 1, 2002,
                                        subject to the Modified
                                        Following Business
                                        Day Convention.

Compounding:                       Inapplicable

Calculation Agent:                 First Union


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Business Days:                     London & New York

Payments to First Union:           First Union Charlotte
                                   Capital Markets
                                   Attention:  Derivatives Desk
                                   Fed. ABA No. 053000219
                                   Ref. No.:  9606/10281

First Union Settlements:           Brian Hall
                                   Derivatives Desk
                                   Ph. No.: 704-383-1185, Fax
                                   No.: 704-383-9139

Payments to Counterparty:          Please forward instructions to
                                   FUNB-NC.  No
                                   payments will be made prior to
                                   receipt of
                                   Counterparty's payment
                                   instructions.

First Union Address:               One First Union Center
                                   301 South College Street TW-9
                                   Charlotte, NC 28288-0601


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  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation enclosed for that purpose and returning it to us.


                         Very truly yours,

                         FIRST UNION NATIONAL BANK
                         OF NORTH CAROLINA







                         By: (Sig of Joseph M. Nenichka)
                         Name:  Joseph M. Nenichka
                         Title: Vice President
                         Date: (handwritten copy--5/31/95)


                         By:   (sig of Kenneth A. Gill, III)
                         Name:  Kenneth A. Gill, III
                         Title:  Vice President
                         Date: (handwritten copy--5/31/95)



Accepted and confirmed as of
the date first above written:

CULP, INC.

By:   (Signature of Franklin N. Saxon)
Name: (handwritten--Franklin N. Saxon)
Title:(handwritten--VP & CFO)
Date: (handwritten--6/2/95)

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